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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                   May 2, 2003



                             WINN-DIXIE STORES, INC.
             (Exact name of registrant as specified in its charter)


            Florida                                              59-0514290
(State or other jurisdiction of                                (IRS Employer
incorporation or organization)                               Identification No.)


5050 Edgewood Court, Jacksonville, Florida                       32254-3699
 (Address of principal executive offices)                        (Zip Code)


                                 (904) 783-5000
              (Registrant's telephone number, including area code)



                                    Unchanged
              (Former name, former address and former fiscal year,
                          if changed since last report)
                              _____________________






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Item 5. Other Events

By press release dated May 2, 2003, Winn-Dixie Stores, Inc. announced the retirement of Allen R. Rowland as President and Chief Executive Officer, effective June 26, 2003. On that date, Frank Lazaran, Chief Operating Officer of the Company, will assume the duties of President and Chief Executive Officer. In addition, Rowland will resign from his seat on the Company's board of directors and Lazaran will be appointed by the board of directors to fill the vacancy. Reference is made to the press release of Registrant, issued on May 2, 2003, which is incorporated herein by this reference.

Item 7. Financial Statements and Exhibits

     (a)  Financial statements of business acquired:    Not applicable

     (b)  Pro forma financial information:   Not applicable

     (c)  Exhibits:

                99.1   Winn-Dixie Stores, Inc. Press Release dated May 2, 2003






                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Reistrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   May 2, 2003                             Winn-Dixie Stores, Inc.



                                                By:  /s/ A. Dano Davis
                                                    ------------------
                                                         A. Dano Davis
                                                           Chairman